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                                 June 1, 2006

   Please replace Item 1. on page 1 of the prospectus supplement dated May 1, 2006 with the following:

1. The prospectuses for the "Flex V1" and "Flex V2" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

 Small Cap Growth               Growth & Income      Short-Term Bond
 Mid Cap Stock                  500 Index B          Money Market B
 International Equity Index B   Equity-Income        Lifestyle Growth
 Overseas Equity                Managed              Lifestyle Balanced
 Capital Appreciation           High Yield           Lifestyle Moderate
 Blue Chip Growth               Global Bond
 Real Estate Securities         Bond Index B
 Mid Value                      Active Bond